                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       4
                SIX-MONTH DIVIDEND HISTORY       4
                       TOP FIVE INDUSTRIES       5
          NET ASSET VALUE AND MARKET PRICE       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      21
             NOTES TO FINANCIAL STATEMENTS      26
                DIVIDEND REINVESTMENT PLAN      30

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      32
    TRUST OFFICERS AND IMPORTANT ADDRESSES      33

It is times like these when money- management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 19, 2000

Dear Shareholder,

Whether you have held your Trust for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your Trust is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we head into the second half of 2000, count on us to continue to draw on the wisdom of our 76 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that kicked off this spring. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED STRONG, PRIMARILY DUE TO ACTIVE CONSUMER AND BUSINESS SPENDING. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 5.4 PERCENT IN THE FIRST QUARTER OF 2000. WHILE THIS FIGURE INDICATES A MODEST SLOWDOWN FROM THE PREVIOUS TWO QUARTERS, IT NEVERTHELESS REPRESENTS A HIGH RATE OF ECONOMIC GROWTH.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION FEARS CONTINUED TO MOUNT BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. FOR MOST OF THE REPORTING PERIOD, RISING INTEREST RATES DID LITTLE TO REIN IN ROBUST CONSUMER SPENDING. ALTHOUGH RETAIL SALES GROWTH MODERATED IN APRIL, THE FACTORS UNDERPINNING CONSUMER ACTIVITY REMAINED LARGELY UNCHANGED--RISING WAGES, LOW UNEMPLOYMENT, AND A GENERALLY FAVORABLE (THOUGH VOLATILE) STOCK MARKET.

IN ADDITION, THE JOBLESS RATE HOVERED NEAR ITS LOWEST LEVEL IN THREE DECADES. THE EMPLOYMENT COST INDEX ACCELERATED SHARPLY IN THE FIRST QUARTER OF 2000, REFLECTING RISING WAGES AS EMPLOYERS VIE TO ATTRACT AND RETAIN SKILLED WORKERS. THESE WAGE PRESSURES, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO SEEK TO SLOW THE PACE OF ECONOMIC GROWTH AND WARD OFF INFLATION. THE FED INCREASED THE FEDERAL FUNDS RATE BY 0.25 PERCENT FIVE TIMES BETWEEN JUNE 1999 AND APRIL 2000. [EDITOR'S NOTE: THE FED RAISED RATES BY 0.50 PERCENT ON MAY 16.] DESPITE THE FED'S CONCERNS, THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE A MODERATE 3.0 PERCENT DURING THE 12 MONTHS ENDED APRIL 30, 2000.
INTEREST RATES AND INFLATION

(April 30, 1998 - April 30, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 98                                                                      5.50                               1.40
                                                                            5.50                               1.70
                                                                            5.50                               1.70
Jul 98                                                                      5.50                               1.70
                                                                            5.50                               1.60
                                                                            5.25                               1.50
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2000)

-----------------------------------------------------------------------
NYSE Ticker Symbol                                              VMO
-----------------------------------------------------------------------
Six-month total return based on market price(1)               1.96%
-----------------------------------------------------------------------
Six-month total return based on NAV(2)                        2.66%
-----------------------------------------------------------------------
Distribution rate as a % of closing common stock price(3)     6.76%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                        10.56%
-----------------------------------------------------------------------
Net asset value                                              $15.63
-----------------------------------------------------------------------
Closing common stock price                                 $13.3125
-----------------------------------------------------------------------
Six-month high common stock price (11/08/99)               $14.0625
-----------------------------------------------------------------------
Six-month low common stock price (12/13/99)                $12.7500
-----------------------------------------------------------------------
Preferred share (Series A) rate(5)                           3.900%
-----------------------------------------------------------------------
Preferred share (Series B) rate(5)                           3.900%
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2000
- AAA/Aaa............  65.3%
- AA/Aa..............   6.7%
- A/A................  19.0%
- BBB/Baa............   7.8%
- Non-Rated..........   1.2%
                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  64.4%
- AA/Aa..............   9.3%
- A/A................  11.2%
- BBB/Baa............  14.7%
- Non-Rated..........   0.4%
                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                            0.075
12/99                                                                            0.075
1/00                                                                             0.075
2/00                                                                             0.075
3/00                                                                             0.075
4/00                                                                             0.075

The dividend history represents past performance of the Trust and is no guarantee of the Trust's future dividends.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2000                    OCTOBER 31, 1999
                                                                       --------------                    ----------------
General Purpose                                                            17.10                              18.10
Wholesale Electric                                                         12.20                              12.30
Health Care                                                                10.30                              10.10
Transportation                                                              8.30                               9.50
Single-Family Housing                                                       8.20                               8.60

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--April 1992 through April 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
4/92                                                                       14.95                              14.95
                                                                           15.59                              14.88
                                                                           15.75                              15.13
12/92                                                                      15.65                              15.00
                                                                           16.47                              15.88
                                                                           16.95                              15.88
                                                                           17.44                              16.25
12/93                                                                      17.44                              16.00
                                                                           15.41                              14.13
                                                                           15.25                              14.63
                                                                           14.99                              13.38
12/94                                                                      14.30                              12.75
                                                                           15.61                              14.00
                                                                           15.23                              13.88
                                                                           15.48                              13.50
12/95                                                                      16.62                              13.50
                                                                           15.82                              13.75
                                                                           15.62                              13.50
                                                                           15.98                              13.63
12/96                                                                      16.24                              13.50
                                                                           15.94                              13.75
                                                                           16.46                              14.56
                                                                           16.94                              15.13
12/97                                                                      17.33                              15.50
                                                                           17.30                              15.63
                                                                           17.26                              15.63
                                                                           17.81                              16.69
12/98                                                                      17.54                              16.69
                                                                           17.38                              16.56
                                                                           16.54                              15.13
                                                                           16.05                              13.88
12/99                                                                      15.50                              13.13
                                                                           15.90                              13.25
4/00                                                                       15.63                              13.31

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE DENNIS S. PIETRZAK, PORTFOLIO MANAGER, WHO HAS MANAGED THE TRUST SINCE 1995 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING COMMENTS REFLECT THE REPRESENTATIVES' VIEWS ON THE TRUST'S PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30, 2000.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS DURING THE REPORTING PERIOD?

A   Generally higher interest rates,
sparked by inflation worries, set the tone for the fixed-income markets during the past six months. As the economy continued its strong advance, the markets reacted warily to signs of potential inflationary pressures--such as rising employment costs, healthy job growth, strong consumer spending, and spikes in commodities prices, especially oil. These concerns fueled a steady sell-off through the fourth quarter of 1999 and into January 2000.

    To slow the economy and keep prices from rising, the Federal Reserve Board gradually pushed short-term interest rates higher, raising the fed funds rate (a key short-term lending rate) three times between November 1999 and April 2000. (Editor's note: On May 16, 2000, after the reporting period ended, the Fed raised rates a fourth time.)

    In times of rising interest rates, bond prices trend downward. Add to that the lingering effects of the Year 2000 (Y2K) computer scare early in the first quarter of 2000, and you can see why this was a challenging period for many fixed-income investors.

Q   HOW DID THE MUNICIPAL
    BOND MARKET REACT TO THESE CONDITIONS?

A   Not surprisingly, higher interest
rates hurt municipal bond prices, but we believe there's always opportunity in the market. In the past few months, we've actually seen some fairly significant price swings--both up and down--as investors tried to anticipate the Fed's next move and the direction of interest rates. The market was weak in late 1999 and early 2000, but we had a nice rally in February and March, which tapered off in April.

    The strong economy has bolstered the financial condition of many municipalities across the country, so the pace of new municipal bond issuance dropped sharply (about 40 percent) from a year ago. With their coffers full, municipalities haven't needed to turn to the bond market for financing. Also, higher interest rates made it more difficult for issuers to refund outstanding bond issues, which has been a source of new investment opportunities in the past.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   Strategically, we've been moving in
a new direction since early this year. We made the decision to manage the Trust relative to a new benchmark, rather than the Lipper peer group, which meant that we needed to make some adjustments to the Trust's structure. The Trust's benchmark is now the Lehman Brothers Municipal Bond Index with maturities greater than five years. Specifically, we increased the duration of the portfolio (a measure of its sensitivity to changes in interest rates) to more closely track the performance of the new benchmark index. The benchmark provides the shareholder with general municipal market returns, and the leveraged structure provides the opportunity for enhanced dividends.

    Fortunately, the municipal bond market played into our hands and gave us some excellent opportunities to implement this new strategy. Beginning in late January, we began purchasing deeply discounted bonds. These were securities that had been issued a year or so ago with coupons of 4.75, 5.00, or 5.25 percent. As interest rates went up over time, these bonds began selling at a deep discount, with some as low as 85 cents on the dollar.

    At the same time, the Trust held a number of older, prerefunded issues with higher coupons in the 6.50 to 7.50 percent range. Such prerefunded issues tend to decrease the duration of a portfolio because they have shorter lives than their stated maturities. But because of their attractive coupons, these bonds were trading at a premium to par, presenting us with an opportunity to capture some solid capital gains. Because these bonds were scheduled to be called or refunded within the next year or two, we chose to sell them while the demand for them--and therefore their market price--was high.

    This combination of buying deep-discount bonds and selling prerefunded issues enabled us to lengthen the duration of the portfolio without drastically altering the income stream that the Trust will be earning over time. While we may see a slight decline in portfolio income in the months ahead, buying the deeply discounted bonds enabled us to purchase more par value per dollar invested. In some cases, for example, we were able to pick up $1 million worth of bond par value for just $850,000.

Q   WHAT AREAS OF THE MUNICIPAL
    MARKET WERE MOST ATTRACTIVE TO YOU?

A   Our philosophy is to seek out
bonds that we feel represent the best values compared with similar offerings in the marketplace. During the past six months, we did not specifically target one area of the market over another. We did, however, maintain significant concentrations in certain sectors, including general purpose, wholesale electric, and health-care bonds, each of which represented more than

10 percent of the portfolio's long-term investments.

    Many of our portfolio management decisions were based on pricing issues, such as the availability of deep discounts, or structural issues, such as extending duration or maintaining adequate call protection and diversification for the portfolio. For additional portfolio highlights, please refer to page 4.

Q   HOW DID THE TRUST PERFORM
    DURING THE PERIOD?

A   For the six-month period ended
April 30, 2000, the Trust returned 1.96 percent based on market price. At the same time, the Trust's market price decreased from $13.5000 per share on October 31, 1999, to $13.3125 per share on April 30, 2000. By comparison, the total return of the Trust's peer group (as represented by the Lehman Brothers Municipal Bond Index) was 2.63 percent for the same period.

    The Trust's dividend remained unchanged during the past six months. The monthly tax-exempt dividend of $0.075 per share translates to a distribution rate of 6.76 percent based on the Trust's closing common stock price on April 30, 2000.

    Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 10.56 percent for an investor in the 36 percent federal income-tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance is no guarantee of future results.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   All eyes will be on the key
economic statistics, such as GDP growth, employment costs, and the unemployment rate. These figures measure the economy's strength and rate of growth and may influence whether the Fed will continue to raise short-term interest rates. We expect that the inflation rate may increase, but it's likely to remain in a moderate range for the near term. It's anticipated that the Fed will continue to increase short-term rates by the end of the summer, perhaps by more than 0.50 percent. Higher interest rates will, in turn, put pressure on the municipal market in the short run.

    Increased stock-price volatility in April has increased investor skepticism, but investors continue to see price pullbacks as opportunities to buy aggressive-growth stocks. It may take a much deeper, more sustained decline in these stocks to convince investors to rethink their asset allocation decisions. If the stock market does fall sharply, we could see a flight to quality, as investors pursue investments that typically carry less risk. Such conditions might benefit investment-grade municipal bonds.

    Low municipal-bond supply could continue throughout 2000, especially if interest rates trend higher, as expected, throughout the first half of the year. Overall, the lower supply of bonds should help to shore up prices, as demand remains strong. Investors can tolerate periodic price swings if they keep long-term perspectives and continue to value the steady stream of tax-exempt income that municipal bonds provide. As always, we will rely on our strong research efforts to evaluate opportunities in the marketplace and identify securities that may offer superior investment potential and value over time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR TRUST AT THE END OF THE REPORTING PERIOD.

  PAR
 AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                  COUPON     MATURITY      VALUE
           MUNICIPAL BONDS  100.6%
           ALABAMA  1.5%
$ 4,500    Jefferson Cnty, AL Swr Rev Cap Impt Wts
           Ser A (FGIC Insd).......................    5.125%    02/01/39   $  3,841,605
  2,000    Lauderdale Cnty & Florence, AL Hlthcare
           Auth Rev (MBIA Insd)....................    5.375     07/01/29      1,767,520
    384    Mobile, AL Indl Dev Brd Solid Waste Disp
           Rev Mobile Energy Svcs Co Proj Rfdg
           (e).....................................    6.950     01/01/20        124,729
                                                                            ------------
                                                                               5,733,854
                                                                            ------------
           CALIFORNIA  2.5%
    855    California Rural Home Mtg Fin Auth
           Single Family Mtg Rev Ser C (GNMA
           Collateralized).........................    7.800     02/01/28        930,531
  5,000    Contra Costa, CA Home Mtg Fin Auth Home
           Mtg Rev (MBIA Insd).....................     *        09/01/17      1,862,900
 10,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Cap Apprec Rfdg.....................     *        01/15/21      2,644,800
  2,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Conv Cap Apprec Rfdg (c)............  0/5.800     01/15/20      1,057,920
  4,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Conv Cap Apprec Sr Lien Ser A (c)...  0/7.050     01/01/10      3,364,360
                                                                            ------------
                                                                               9,860,511
                                                                            ------------
           COLORADO  4.4%
  2,000    Arapahoe Cnty, CO Cap Impt Trust Fund
           Hwy Rev E-470 Proj Ser B (Prerefunded @
           08/31/05)...............................    7.000     08/31/26      2,231,820
  1,500    Colorado Hsg Fin Auth Multi-Family Hsg
           Ins Mtg Ser B2..........................    5.800     10/01/28      1,416,390
  1,280    Colorado Hsg Fin Auth Single Family Pgm
           Sr Ser A2...............................    7.250     05/01/27      1,368,538
    790    Colorado Hsg Fin Auth Single Family Pgm
           Sr Ser A3...............................    7.000     11/01/24        812,799
  1,500    Colorado Hsg Fin Auth Single Family Pgm
           Sr Ser C1...............................    7.550     11/01/27      1,566,615
  5,145    Denver, CO City & Cnty Arpt Rev Ser A...    8.875     11/15/12      5,502,217

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                  COUPON     MATURITY      VALUE
           COLORADO (CONTINUED)
$ 1,000    Denver, CO City & Cnty Arpt Rev Ser B
           (MBIA Insd).............................    6.250%    11/15/07   $  1,056,200
  1,005    Greeley, CO Multi-Family Rev Hsg Mtg
           Creek Stone (FHA Gtd)...................    5.950     07/01/28        974,227
  1,000    Highlands Ranch Metro Dist No 2 CO Rfdg
           (FSA Insd)..............................    6.500     06/15/11      1,105,610
  1,850    Metropolitan Football Stad Dist CO Sales
           Tax Rev Cap Apprec Ser A (MBIA Insd)....     *        01/01/11      1,015,336
                                                                            ------------
                                                                              17,049,752
                                                                            ------------
           CONNECTICUT  1.6%
  3,250    Connecticut Str Spl Oblig Parking
           Bradley Intl Arpt Ser A.................    6.600     07/01/24      3,237,942
  1,000    Mashantucket Western Pequot Tribe CT Spl
           Rev Ser A, 144A Private
           Placement (d)...........................    6.400     09/01/11      1,029,820
    840    Mashantucket Western Pequot Tribe CT Spl
           Rev Ser A, 144A Private Placement
           (Escrowed to Maturity) (d)..............    6.500     09/01/06        906,503
  1,000    Mashantucket Western Pequot Tribe CT Spl
           Rev Ser A, 144A Private Placement
           (Prerefunded @ 09/01/07) (d)............    6.400     09/01/11      1,087,850
                                                                            ------------
                                                                               6,262,115
                                                                            ------------
           DISTRICT OF COLUMBIA  0.2%
  1,000    District of Columbia Rev Gonzaga College
           High Sch (FSA Insd).....................    5.375     07/01/29        913,670
                                                                            ------------

           FLORIDA  1.1%
  1,250    Florida Ports Fin Comm Rev St Trans
           Trust Fund Intermodal Pgm (FGIC Insd)...    5.500     10/01/23      1,189,175
  3,000    Florida St Brd Ed Cap Outlay Pub Ed Ser
           A (Prerefunded @ 06/01/04)..............    5.875     06/01/16      3,125,490
                                                                            ------------
                                                                               4,314,665
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                  COUPON     MATURITY      VALUE
           GEORGIA  3.6%
$ 1,250    Atlanta, GA Rpt Rev Amt Genl Ser B (FGIC
           Insd)...................................    5.625%    01/01/30   $  1,177,863
  2,824    Fulton Cnty, GA Lease Rev...............    7.250     06/15/10      3,083,993
  2,000    George L Smith II GA World Congress Cntr
           Auth Rev (MBIA Insd)....................    6.000     07/01/09      2,089,420
  7,000    Georgia Muni Elec Auth Pwr Rev Ser A
           (MBIA Insd).............................    6.500     01/01/20      7,643,510
                                                                            ------------
                                                                              13,994,786
                                                                            ------------
           HAWAII  1.5%
  5,000    Hawaii St Arpt Sys Rev Ser 2............    7.000     07/01/18      5,176,650
  1,000    Honolulu, HI City & Cnty Wastewtr Sys
           Rev Jr Ser (FGIC Insd)..................    4.500     07/01/28        781,430
                                                                            ------------
                                                                               5,958,080
                                                                            ------------
           ILLINOIS  7.4%
  2,000    Bolingbrook, IL Cap Apprec Rfdg Ser C
           (MBIA Insd).............................     *        01/01/23        496,520
  1,000    Champaign Cnty, IL Cmnty Unit Sch Dist
           No 116 Urbana Ser C (FGIC Insd).........     *        01/01/17        363,020
  6,000    Chicago, IL Brd Ed Cap Apprec Sch Reform
           B 1 (FGIC Insd).........................     *        12/01/26      1,164,900
  5,000    Chicago, IL O'Hare Intl Arpt Rev Genl
           Arpt Second Lien Ser A Rfdg (MBIA
           Insd)...................................    6.375     01/01/12      5,217,100
  6,400    Chicago, IL Sch Fin Auth Ser A (MBIA
           Insd)...................................    5.000     06/01/09      6,224,384
    870    Chicago, IL Single Family Mtg Rev Ser A
           (GNMA Collateralized)...................    7.000     09/01/27        912,412
    670    Chicago, IL Single Family Mtg Rev Ser B
           (GNMA Collateralized)...................    7.625     09/01/27        731,486
  1,000    Chicago, IL Wstwtr Trnsmssn Rev (MBIA
           Insd)...................................    5.750     01/01/25        972,310
  2,000    Cook Cnty, IL Cmnty Sch Dist No 15 Cap
           Apprec (a)..............................     *        12/01/10      1,113,080
  3,285    Illinois Hlth Fac Auth Rev Midwest
           Physician Group Ltd Proj (Prerefunded @
           11/15/04)...............................    8.125     11/15/19      3,722,004
  1,000    Metropolitan Pier & Expo Auth IL
           Dedicated St Tax Rev McCormick Pl Expn
           Proj Rfdg (FGIC Insd)...................    5.500     12/15/24        946,460
  2,000    Metropolitan Pier & Expo Auth IL
           Dedicated St Tax Rev McCormick Pl Expn
           Proj Rfdg (FGIC Insd)...................    5.250     12/15/28      1,784,620

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                  COUPON     MATURITY      VALUE
           ILLINOIS (CONTINUED)
$ 1,475    Regional Tran Auth IL Ser A (AMBAC
           Insd)...................................    6.500%    06/01/15   $  1,551,036
  1,410    Sangamon Cnty, IL Cmnty Unit Sch Dist No
           5 (FGIC Insd)...........................    6.400     12/01/03      1,473,281
  1,865    Sangamon Cnty, IL Cmnty Unit Sch Dist No
           5 (FGIC Insd)...........................    6.500     12/01/05      1,989,134
                                                                            ------------
                                                                              28,661,747
                                                                            ------------
           INDIANA  1.3%
  2,500    Monroe Cnty, IN Hosp Auth Hosp Rev
           Bloomington Hosp Oblig Grp B (FSA
           Insd)...................................    5.875     05/01/24      2,446,500
  2,500    Purdue Univ, IN Univ Rev Student Fee Ser
           B (Prerefunded @ 01/01/05)..............    6.750     07/01/09      2,731,450
                                                                            ------------
                                                                               5,177,950
                                                                            ------------
           KENTUCKY  1.2%
  2,000    Georgetown, KY Georgetown College Proj
           Rev Ser A (ACA Insd)....................    6.125     11/15/29      1,910,780
  1,475    Kenton Cnty, KY Arpt Brd Rev
           Cincinnati/Northn KY Intl Arpt Ser A
           Rfdg (MBIA Insd)........................    6.200     03/01/08      1,552,865
  1,350    Kentucky Hsg Corp Hsg Rev Ser B.........    6.250     07/01/28      1,360,139
                                                                            ------------
                                                                               4,823,784
                                                                            ------------
           LOUISIANA  0.4%
  1,500    New Orleans, LA Rfdg (FGIC Insd)........    5.500     12/01/21      1,444,005
                                                                            ------------

           MAINE  0.7%
  1,725    Maine Edl Ln Auth Rev Supplemental Pgm
           Ser A1..................................    7.000     12/01/16      1,783,322
    950    Maine Edl Ln Auth Rev Supplemental Pgm
           Ser A2..................................    7.150     12/01/16        983,079
                                                                            ------------
                                                                               2,766,401
                                                                            ------------
           MARYLAND  0.2%
  1,000    Maryland St Econ Dev Corp Student Hsg
           Rev Collegiate Hsg Towson Ser A.........    5.750     06/01/29        879,560
                                                                            ------------

           MASSACHUSETTS  1.3%
  2,000    Massachusetts St Hlth & Edl Fac Auth Rev
           New England Med Cent Hosp Ser G
           (Embedded Swap) (MBIA Insd).............    5.000     07/01/13      1,851,240
  3,000    Plymouth Cnty, MA Ctfs Partn Ser A
           (Prerefunded @ 10/01/02)................    7.000     04/01/22      3,200,940
                                                                            ------------
                                                                               5,052,180
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                  COUPON     MATURITY      VALUE
           MICHIGAN  2.2%
$ 4,000    Michigan St Strategic Fd Ltd Oblig Rev
           Detroit Edison Co Ser A Rfdg (MBIA
           Insd)...................................    5.550%    09/01/29   $  3,698,280
  4,500    Monroe Cnty, MI Pollutn Ctl Rev Coll
           Detroit Edison Monroe Ser 1 (MBIA
           Insd)...................................    6.875     09/01/22      4,736,925
                                                                            ------------
                                                                               8,435,205
                                                                            ------------
           MISSISSIPPI  1.6%
  3,730    Mississippi Home Corp Single Family Rev
           Mtg Ser C (GNMA Collateralized).........    7.600     06/01/29      4,039,329
  1,985    Mississippi Home Corp Single Family Rev
           Mtg Ser F (GNMA Collateralized).........    7.550     12/01/27      2,149,676
                                                                            ------------
                                                                               6,189,005
                                                                            ------------
           MISSOURI  0.9%
    420    Saint Louis Cnty, MO Single Family Mtg
           Rev (MBIA Insd).........................    6.900     04/01/16        424,343
  3,000    Sikeston, MO Elec Rev Rfdg
           (MBIA Insd) (b).........................    6.200     06/01/10      3,239,190
                                                                            ------------
                                                                               3,663,533
                                                                            ------------
           NEVADA  1.1%
  4,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co
           Proj Ser A (FGIC Insd)..................    6.700     06/01/22      4,156,240
                                                                            ------------

           NEW JERSEY  6.0%
 20,000    New Jersey Econ Dev Auth St Contract
           Econ Recovery (MBIA Insd)...............    5.900     03/15/21     20,594,600
  1,395    New Jersey Hlthcare Fac Fin Auth Rev
           Christ Hosp Group Issue (Connie Lee
           Insd)...................................    7.000     07/01/04      1,494,226
  1,400    New Jersey Hlthcare Fac Fin Auth Rev
           Saint Barnabas Hlth Ser C Rfdg (MBIA
           Insd) (a)...............................    5.250     07/01/18      1,304,464
                                                                            ------------
                                                                              23,393,290
                                                                            ------------
           NEW MEXICO  2.2%
    480    Hobbs, NM Single Family Mtg Rev Rfdg....    8.750     07/01/11        522,643
  4,405    New Mexico Mtg Fin Auth Single Family
           Mtg Pgm Ser G (GNMA Collateralized).....    7.250     07/01/26      4,636,483
  1,500    New Mexico St Hosp Equip Loan Council
           Hosp Rev Mem Med Ctr Inc Proj...........    5.500     06/01/28      1,178,640
  2,000    University of NM Technology Dev Corp
           Lease Rev Univ Cent Resh Pk Proj Ser A
           (Prerefunded @ 08/15/04) (MBIA Insd)....    6.450     08/15/18      2,144,440
                                                                            ------------
                                                                               8,482,206
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                  COUPON     MATURITY      VALUE
           NEW YORK  20.5%
$ 2,000    Metropolitan Tran Auth NY Commuter Facs
           Rev Contract............................    5.500%    07/01/14   $  1,945,200
  1,000    New York City Indl Dev Agy Brooklyn Navy
           Yard....................................    5.650     10/01/28        872,760
  1,440    New York City Indl Dev Agy Spl Fac Rev
           Terminal One Group Assn Proj............    6.100     01/01/09      1,471,651
  3,000    New York City Indl Dev Agy Spl Fac Rev
           Terminal One Group Assn Proj............    6.000     01/01/15      3,024,780
  7,300    New York City Muni Wtr Fin Auth Wtr &
           Swr Sys Rev (MBIA Insd).................    4.750     06/15/25      6,053,014
 10,000    New York City Ser A (b).................    7.000     08/01/07     10,971,600
  5,000    New York City Ser A Rfdg................    7.000     08/01/05      5,393,400
     40    New York City Ser D.....................    7.500     02/01/19         42,095
  7,960    New York City Ser D (Prerefunded @
           02/01/02)...............................    7.500     02/01/19      8,433,461
  5,000    New York City Ser H.....................    5.000     03/15/29      4,206,650
  2,500    New York City Transitional Fin Auth Rev
           Future Tax Secd Ser C...................    5.000     05/01/29      2,138,575
  2,750    New York St Dorm Auth Rev Fha Hosp NY &
           Presbyterian (AMBAC Insd)...............    4.750     08/01/27      2,255,990
  1,500    New York St Dorm Auth Rev Mental Hlth
           Svcs Fac Ser A..........................    5.750     08/15/12      1,502,415
  6,060    New York St Dorm Auth Rev City Univ Ser
           F.......................................    5.500     07/01/12      5,967,161
  1,500    New York St Dorm Auth Rev Dept Ed St of
           NY Issue Ser A..........................    5.800     07/01/22      1,448,550
  2,000    New York St Mtg Agy Rev Homeowner Mtg
           Ser 90..................................    6.350     10/01/30      2,040,640
  1,835    New York St Mtg Agy Rev Homeowner Mtg
           Ser 58..................................    6.400     04/01/27      1,871,939
  6,400    New York St Thruway Auth Svc Contract
           Rev Loc Hwy & Brdg......................    5.750     04/01/09      6,515,712
  1,100    New York St Urban Dev Corp Rev
           Correctional Cap Fac Ser 4..............    5.375     01/01/23        994,521
  3,350    New York Str Dorm Auth Rev Str Univ Edl
           Fac Ser B (FSA Insd)....................    4.750     05/15/28      2,750,182

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                  COUPON     MATURITY      VALUE
           NEW YORK (CONTINUED)
$ 2,985    New York, NY City Muni Wtr Fin Auth Wtr
           & Swr Sys Rev (FGIC Insd)...............    5.250%    06/15/29   $  2,668,948
  3,500    Port Auth NY & NJ Cons 97th Ser (FGIC
           Insd)...................................    6.650     01/15/23      3,645,600
  4,000    Port Auth NY & NJ Spl Oblig Rev Spl Proj
           JFK Intl Arpt Terminal 6 (MBIA Insd)....    5.750     12/01/22      3,898,640
                                                                            ------------
                                                                              80,113,484
                                                                            ------------
           NORTH CAROLINA  3.4%
  1,500    North Carolina Eastn Mun Pwr Agy Pwr Sys
           Rev.....................................    6.700     01/01/19      1,518,045
 11,000    North Carolina Muni Pwr Agy No 1 Catawba
           Elec Rev (MBIA Insd) (b)................    6.000     01/01/12     11,560,230
                                                                            ------------
                                                                              13,078,275
                                                                            ------------
           OHIO  1.6%
  1,000    Akron, OH Ctfs Partn Akron Muni Baseball
           Stad Proj (c)...........................  0/6.500     12/01/07        935,870
  3,000    Lucas Cnty, OH Hosp Rev Promedica
           Hlthcare Oblig (MBIA Insd)..............    6.000     11/15/07      3,152,910
    990    Ohio Hsg Fin Agy Mtg Rev Residential Ser
           A1 (GNMA Collateralized)................    6.150     03/01/29        988,574
  1,000    Ohio St Air Quality Dev Auth Rev JMG
           Funding Ltd Partn Proj Rfdg (AMBAC
           Insd)...................................    6.375     04/01/29      1,019,430
                                                                            ------------
                                                                               6,096,784
                                                                            ------------
           OKLAHOMA  2.7%
  1,000    Oklahoma Dev Fin Auth Rev Saint John
           Hlth Sys Rfdg...........................    5.750     02/15/25        978,580
  1,000    Tulsa Cnty, OK Pub Fac Auth.............    6.250     11/01/22        975,260
  2,000    Tulsa, OK Indl Auth Hosp Rev Hillcrest
           Med Cent Proj Rfdg (Connie Lee Insd)....    6.125     06/01/05      2,095,820
  3,140    Tulsa, OK Indl Auth Hosp Rev Hillcrest
           Med Cent Proj Rfdg (Connie Lee Insd)....    6.250     06/01/08      3,362,814
  3,000    Tulsa, OK Muni Arpt Tran Rev American
           Airls Inc...............................    7.600     12/01/30      3,077,370
                                                                            ------------
                                                                              10,489,844
                                                                            ------------
           PENNSYLVANIA  7.9%
  6,655    Berks Cnty, PA Muni Auth Rev Highlands
           at Wyomissing Proj Ser B................    6.875     10/01/17      6,728,937
  7,500    Geisinger Auth PA Hlth Sys Ser A
           (Prerefunded @ 07/01/02)................    6.400     07/01/22      7,874,850
  1,000    Harrisburg, PA Cap Apprec Rfdg Nts Ser F
           (AMBAC Insd)............................     *        03/15/15        420,340

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                  COUPON     MATURITY      VALUE
           PENNSYLVANIA (CONTINUED)
$ 1,865    Harrisburg, PA Cap Apprec Rfdg Ser D
           (AMBAC Insd)............................     *        09/15/15   $    761,424
  1,865    Harrisburg, PA Cap Apprec Rfdg Ser D
           (AMBAC Insd)............................     *        03/15/16        732,758
  1,000    Pennsylvania Intergvtl Coop Auth Spl Tax
           Rev City of Philadelphia (Prerefunded @
           06/15/02)...............................    6.800%    06/15/22      1,040,160
  1,750    Pennsylvania St Tpk Commission Oil
           Franchise Tax Rev (AMBAC Insd)..........    4.750     12/01/27      1,439,620
  2,500    Philadelphia PA Wtr & Wastewtr Rev Ser A
           (AMBAC Insd)............................    5.125     08/01/27      2,195,825
  3,000    Philadelphia, PA Gas Wks Rev First Ser A
           (FSA Insd)..............................    5.000     07/01/26      2,583,210
  5,000    Pittsburgh & Allegheny Cnty, PA Pub Aud
           Auth Regl Asset Dist Sales Tax Rev
           (AMBAC Insd)............................    5.000     02/01/29      4,291,100
  3,500    Southeastern PA Trans Auth PA Spl Rev
           Ser A (FGIC Insd).......................    4.750     03/01/24      2,911,930
                                                                            ------------
                                                                              30,980,154
                                                                            ------------
           SOUTH DAKOTA  0.7%
  1,375    Deadwood, SD Ctfs Partn (ACA Insd)......    6.375     11/01/20      1,368,757
  1,285    South Dakota St Hlth & Edl Fac Auth
           Vocational Ed Pgm Ser A (AMBAC Insd)....    5.400     08/01/13      1,270,634
                                                                            ------------
                                                                               2,639,391
                                                                            ------------
           TENNESSEE  0.2%
  1,000    Johnson City, TN Hlth & Edl Rfdg Ser
           A.......................................    7.500     07/01/25        965,910
                                                                            ------------

           TEXAS  6.0%
     19    Austin, TX Utility Sys Rev (Escrowed to
           Maturity) (AMBAC Insd)..................    6.500     11/15/05         20,758
    981    Austin, TX Utility Sys Rev (AMBAC
           Insd)...................................    6.500     11/15/05      1,046,439
  1,550    Brazos River Auth TX Rev Houston Inds
           Inc Proj Ser D Rfdg (MBIA Insd).........    4.900     10/01/15      1,385,530
  1,000    Brazos River Auth TX Rev Houston
           Lighting & Pwr Co Proj Rfdg (AMBAC
           Insd)...................................    5.050     11/01/18        877,920
  3,000    Dallas Cnty, TX Util & Reclamation Dist
           Ser B Rfdg (AMBAC Insd).................    5.875     02/15/29      2,950,590
  1,500    Dallas-Fort Worth, TX Intl Arpt Rev Jt
           Ser A (FGIC Insd).......................    5.750     11/01/30      1,426,695
  4,500    Dallas-Fort Worth, TX Intl Arpt Fac Impt
           Corp Rev Delta Airls Inc................    7.000     11/01/01      4,578,840

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                  COUPON     MATURITY      VALUE
           TEXAS (CONTINUED)
$ 2,525    Dallas-Fort Worth, TX Intl Arpt Fac Impt
           Corp Rev Delta Airls Inc................    7.625%    11/01/21   $  2,587,468
  5,000    Ector Cnty, TX Hosp Dist Hosp Rev
           (Prerefunded @ 04/15/02) (b)............    7.300     04/15/12      5,320,850
  2,000    Houston, TX Arpt Sys Rev Sub Lien Ser B
           (FGIC Insd).............................    5.000     07/01/25      1,692,580
  1,610    Texas Genl Svcs Comm Partn Int Lease
           Purch Ctfs, 144A Private Placement
           (d).....................................    7.250     08/15/11      1,642,101
                                                                            ------------
                                                                              23,529,771
                                                                            ------------
           UTAH  0.3%
  1,005    Utah St Hsg Fin Agy Single Family Mtg Sr
           Issue B3................................    7.100     07/01/24      1,024,045
                                                                            ------------

           VIRGINIA  3.4%
  5,000    Richmond, VA (FSA Insd) (a).............    5.500     01/15/14      4,920,900
  8,200    Roanoke, VA Indl Dev Auth Hosp Rev
           Roanoke Mem Hosp Ser B Rfdg (MBIA Insd)
           (c).....................................    6.250     07/01/20      8,281,426
                                                                            ------------
                                                                              13,202,326
                                                                            ------------
           WASHINGTON  7.0%
  9,850    Bellevue, WA Convention Cent Comp Int
           Rfdg (MBIA Insd)........................     *        02/01/25      2,177,441
    545    Grant Cnty, WA Pub Util Dist No 2 Priest
           Rapids Hydro Elec Ser B (MBIA Insd).....    5.250     01/01/14        513,728
    520    Grant Cnty, WA Pub Util Dist No 2
           Wanapum Hydro Elec Rev Ser B Rfdg (MBIA
           Insd)...................................    5.375     01/01/18        482,965
  1,400    Seattle, WA Wtr Sys Rev (FGIC Insd).....    5.250     03/01/24      1,263,542
 10,975    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 1 Rev Ser A Rfdg (MBIA Insd)....    5.700     07/01/17     10,826,289
 10,000    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 1 Rev Ser B Rfdg (MBIA Insd)....    5.600     07/01/15      9,863,500
  5,125    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 3 Rev Ser C Rfdg (MBIA Insd)....     *        07/01/14      2,266,326
                                                                            ------------
                                                                              27,393,791
                                                                            ------------
           WEST VIRGINIA  2.2%
  8,000    Harrison Cnty, WV Cmnty Solid Waste Disp
           Rev West Penn Pwr Co Proj Ser A (MBIA
           Insd) (b)...............................    6.875     04/15/22      8,378,560
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                  COUPON     MATURITY      VALUE
           WISCONSIN  1.5%
$ 1,000    Madison, WI Indl Dev Rev Madison Gas &
           Elec Co Proj Ser A......................    6.750%    04/01/27   $  1,030,570
  1,500    Southeast WI Professional Baseball Pk
           Dist Sales Tax Rev Ser A Rfdg (MBIA
           Insd)...................................    5.500     12/15/20      1,459,335
  3,500    Wisconsin Hsg & Econ Dev Auth
           Homeownership Rev Ser C.................    6.250     09/01/17      3,517,675
                                                                            ------------
                                                                               6,007,580
                                                                            ------------

           WYOMING  0.3%
  1,230    Wyoming Cmnty Dev Auth Hsg Rev Ser 2....    6.350     06/01/29      1,235,806
                                                                            ------------

TOTAL INVESTMENTS  100.6%
  (Cost $378,000,486)....................................................    392,348,260
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.6%)............................     (2,393,208)
                                                                            ------------

NET ASSETS  100.0%.......................................................   $389,955,052
                                                                            ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) Security is a "Step-up" bond where the coupon increases or steps up at a predetermined date.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(e) Issuer has filed for protection in federal bankruptcy court.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $378,000,486).......................  $392,348,260
Receivables:
  Interest..................................................     6,498,506
  Investments Sold..........................................       985,119
Other.......................................................        21,487
                                                              ------------
    Total Assets............................................   399,853,372
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     7,520,134
  Custodian Bank............................................     1,412,444
  Income Distributions -- Common and Preferred Shares.......       345,084
  Investment Advisory Fee...................................       209,602
  Administrative Fee........................................        64,493
  Affiliates................................................        13,377
Accrued Expenses............................................       216,008
Trustees' Deferred Compensation and Retirement Plans........       117,178
                                                              ------------
    Total Liabilities.......................................     9,898,320
                                                              ------------
NET ASSETS..................................................  $389,955,052
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 6,000 issued with liquidation preference of
  $25,000 per share)........................................  $150,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 15,352,891 shares issued and
  outstanding)..............................................       153,529
Paid in Surplus.............................................   226,719,758
Net Unrealized Appreciation.................................    14,347,774
Accumulated Undistributed Net Investment Income.............     1,752,302
Accumulated Net Realized Loss...............................    (3,018,311)
                                                              ------------
    Net Assets Applicable to Common Shares..................   239,955,052
                                                              ------------
NET ASSETS..................................................  $389,955,052
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($239,955,052 divided by
  15,352,891 shares outstanding)............................  $      15.63
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $11,591,155
                                                              -----------
EXPENSES:
Investment Advisory.........................................    1,260,203
Administrative Fee..........................................      387,755
Preferred Share Maintenance.................................      197,146
Legal.......................................................        9,506
Trustees' Fees and Related Expenses.........................        7,223
Custody.....................................................        7,191
Other.......................................................      129,797
                                                              -----------
    Total Expenses..........................................    1,998,821
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 9,592,334
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................      330,579
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   15,117,338
  End of the Period.........................................   14,347,774
                                                              -----------
Net Unrealized Depreciation During the Period...............     (769,564)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................     (438,985)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 9,153,349
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2000 and the Year Ended
October 31, 1999 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2000     OCTOBER 31, 1999
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  9,592,334        $ 19,126,941
Net Realized Gain/Loss.............................        330,579          (1,497,207)
Net Unrealized Depreciation During the Period......       (769,564)        (28,730,229)
                                                      ------------        ------------
Change in Net Assets from Operations...............      9,153,349         (11,100,495)
                                                      ------------        ------------

Distributions from Net Investment Income:
  Common Shares....................................     (6,908,801)        (13,817,135)
  Preferred Shares.................................     (2,806,958)         (4,859,701)
                                                      ------------        ------------
Total Distributions................................     (9,715,759)        (18,676,836)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES............................       (562,410)        (29,777,331)
NET ASSETS:
Beginning of the Period............................    390,517,462         420,294,793
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $1,752,302
  and $1,875,727, respectively)....................   $389,955,052        $390,517,462
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                                 SIX MONTHS ENDED    -------------------
                                                  APRIL 30, 2000       1999       1998
                                                 ---------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD
  (A)........................................        $ 15.666        $ 17.605    $16.955
                                                     --------        --------    -------
  Net Investment Income......................            .625           1.246      1.255
  Net Realized and Unrealized Gain/Loss......           (.029)         (1.968)      .643
                                                     --------        --------    -------
Total from Investment Operations.............            .596           (.722)     1.898
                                                     --------        --------    -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders..............            .450            .900       .900
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders.........            .183            .317       .348
  Distributions from Net Realized Gains:
    Paid to Common Shareholders..............             -0-             -0-        -0-
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders.........             -0-             -0-        -0-
                                                     --------        --------    -------
Total Distributions..........................            .633           1.217      1.248
                                                     --------        --------    -------
NET ASSET VALUE, END OF THE PERIOD...........        $ 15.629        $ 15.666    $17.605
                                                     ========        ========    =======

Market Price Per Share at End of
  the Period.................................        $13.3125        $ 13.500    $16.500
Total Investment Return at
  Market Price (b)...........................           1.96%*        -13.29%     15.91%
Total Return at Net Asset Value (c)..........           2.66%*        - 6.16%      9.35%
Net Assets at End of the Period
  (In millions)..............................        $  390.0        $  390.5    $ 420.3
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**..............           1.67%           1.62%      1.61%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d).....           5.68%           5.48%      5.24%
Portfolio Turnover...........................             18%*            30%        29%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares................           1.03%           1.03%      1.03%

(a) Net Asset Value at April 24, 1992, is adjusted for common and preferred share offering costs of $.229 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                                         APRIL 24, 1992
                                                         (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                   OF INVESTMENT
-----------------------------------------------------    OPERATIONS) TO
       1997      1996      1995      1994      1993     OCTOBER 31, 1992
------------------------------------------------------------------------
     $ 16.121   $15.846   $14.389   $17.297   $14.990       $14.771
     --------   -------   -------   -------   -------       -------
        1.253     1.271     1.275     1.303     1.354          .611
         .830      .266     1.584    (2.918)    2.332          .083
     --------   -------   -------   -------   -------       -------
        2.083     1.537     2.859    (1.615)    3.686          .694
     --------   -------   -------   -------   -------       -------
         .900      .906     1.012     1.020     1.020          .340
         .349      .356      .390      .273      .282          .135
          -0-       -0-       -0-       -0-      .057           -0-
          -0-       -0-       -0-       -0-      .020           -0-
     --------   -------   -------   -------   -------       -------
        1.249     1.262     1.402     1.293     1.379          .475
     --------   -------   -------   -------   -------       -------
     $ 16.955   $16.121   $15.846   $14.389   $17.297       $14.990
     ========   =======   =======   =======   =======       =======

     $15.0625   $13.750   $13.625   $13.000   $16.375       $14.500
       16.54%     7.72%    12.70%   -14.96%    20.85%        -1.16%*
       11.11%     7.61%    17.74%   -11.30%    23.17%         2.10%*
     $  410.3   $ 397.5   $ 393.3   $ 370.9   $ 415.6       $ 380.1
        1.64%     1.66%     1.75%     1.69%     1.62%         1.54%
        5.51%     5.73%     5.87%     6.43%     6.51%         5.82%
          49%       85%       70%       76%       52%           53%*
        1.03%     1.03%     1.06%     1.05%     1.02%         1.04%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Opportunity Trust, (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on April 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $3,348,890 which will expire between October 31, 2003 and October 31, 2007.

    At April 30, 2000, for federal income tax purposes, cost of long-term investments is $378,000,486; the aggregate gross unrealized appreciation is $17,536,356 and the aggregate gross unrealized depreciation is $3,188,582 resulting in net unrealized appreciation on long-term investments of $14,347,774.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $2,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $20,200 representing Van Kampen's cost of providing accounting and legal services to the Trust.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

    During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $71,212,318 and $77,556,460, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

    A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index, and typically closes the contracts prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

    There were no transactions in futures contracts during the six months ended April 30, 2000.

B. INDEXED SECURITIES These instruments are identified in the portfolio of investments. Their price may be more volatile than the price of a comparable fixed rate security.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 6,000 Auction Preferred Shares ("APS") in two series of 3,000 shares each. Dividends are cumulative and the dividend rate on each series is currently reset every 28 days through an auction process. The average rate in effect on April 30, 2000 was 3.90%. During the six months ended April 30, 2000, the rates ranged from 3.40% to 4.00%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                             Van Kampen Funds Inc.

                             Attn: Closed-End Funds

                              2800 Post Oak Blvd.

                               Houston, TX 77056

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth*
   Mid Cap Growth
   Pace
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

(1) Independent accountants for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent accountants.

    KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

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